Prospectus Supplement December 1, 2017

For each of the funds in the following series with prospectuses dated April 7, 2017 (each as supplemented to date):

American Funds Portfolio SeriesSM
American Funds Target Date Retirement Series®

1. The section captioned “SMALLCAP World Fund” under the heading “Underlying funds – Growth funds” in the “Information regarding the underlying funds” section of the prospectus is amended in its entirety to read as follows:

SMALLCAP World Fund The fund’s investment objective is to provide you with long-term growth of capital.

Normally the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $6.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Because of this, the fund may have less than 80% of its net assets in small market capitalization stocks at any given time. Under normal circumstances, the fund will invest a significant portion of its assets outside the United States, including in emerging markets.

2. With respect to American Funds Portfolio Series only, the paragraph captioned “Automatic conversion of Class C shares” in the “Purchase, exchange and sale of shares” section of the prospectus is amended in its entirety to read as follows:

Automatic conversion of Class C and Class 529-C shares Class C shares automatically convert to Class F-1 shares and Class 529-C shares automatically convert to Class 529-A shares, in each case in the month of the 10-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that such automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class C shares to Class F-1 shares or your Class 529-C shares to Class 529-A shares at the anniversary date described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-265-1217O CGD/AFD/10039-S64187

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY

Statement of Additional Information Supplement December 1, 2017

For each of the funds in the following series with statements of additional information dated April 7, 2017 (each as supplemented to date):

American Funds Portfolio SeriesSM
American Funds Target Date Retirement Series®

1. The paragraph captioned “Investing in smaller capitalization stocks” under the heading “The underlying funds” in the “Description of certain securities, investment techniques and risks” section of the statement of additional information is amended in its entirety to read as follows:

Investing in smaller capitalization stocks — An underlying fund may invest in the stocks of smaller capitalization companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

2. With respect to American Funds Portfolio Series only, the paragraph captioned “Conversion” in the “Purchase and exchange of shares” section of the statement of additional information is amended in its entirety to read as follows:

Conversion — Class C shares of the fund automatically convert to Class F-1 shares and Class 529-C shares of the fund automatically convert to Class 529-A shares, in each case in the month of the 10-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion features of the Class C and Class 529-C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-268-1217O CGD/10149-S64190